UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 05/06/2008

AUTHENTEC, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33552

DE	59-3521332
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

100 Rialto Place

Suite 400

Melbourne, FL 32901

(Address of principal executive offices, including zip code)

(321) 308-1300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 6, 2008, AuthenTec, Inc. (“AuthenTec” or the “Company”) announced that the U.S. District Court of Northern California issued an order in favor of AuthenTec, ruling that its products do not infringe either of the two patents asserted in a lawsuit by Atmel Corporation (NASDAQ: ATML). The summary judgment concludes that none of AuthenTec’s products infringe any of the patent claims as alleged in a lawsuit filed by Atmel in March 2006. The court also awarded AuthenTec certain costs related to the suit. A copy of this press release in attached hereto as Exhibit 99.1. As in any case, Atmel can appeal the ruling by the Court.

Item 9.01	Financial Statements and Exhibits

d) Exhibits:

99.1 Press Release dated May 6, 2008, regarding summary judgment in Atmel patent litigation lawsuit.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTHENTEC, INC.

Date: May 6, 2008	By:	/s/ Frederick R. Jorgenson
Frederick R. Jorgenson
Vice President - General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated May 6, 2008